EXHIBIT 10.8

COVER PAGE TO
LOAN MODIFICATION AGREEMENT
BY AND AMONG
HILLIARD GRAND APARTMENTS, LLC,
RED MORTGAGE CAPITAL, LLC,
AND
THE SECRETARY OF HOUSING AND URBAN DEVELOPMENT
After recording return.to:
William D. G. Baldwin, Esq.
Vorys, Sater, Seymour and Pease LLP
P.O. Box 0236
Cincinnati, Ohio 45201-0236

Hilliard Grand Apartments
FHA Project No. 043-35522

LOAN MODIFICATION AGREEMENT
THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made as of December 28, 2012, by and among HILLIARD GRAND APARTMENTS, LLC, an Ohio limited liability company (hereinafter called "Mortgagor"), RED MORTGAGE CAPITAL, LLC, a Delaware limited liability company (hereinafter called "Mortgagee"), and the SECRETARY OF HOUSING AND URBAN DEVELOPMENT, acting by and through the Federal Housing Commissioner (hereinafter called "Secretary"), who is entering into this Agreement to effect the modification of the Regulatory Agreement (hereinafter defined).
Recitals.
A.     Mortgagor is the owner of a project identified in the records of the Secretary .as Hilliard Grand Apartments, FHA Project No. 043-35522 (the "Project") situated on the real property described on Exhibit A attached hereto and incorporated herein by reference (the "Property").
B.     The Mortgagor has financed the Project with a mortgage loan (the "Mortgage Loan") made to the Mortgagor by the Mortgagee in the original maximum principal amount of $31,800,400.00.
C.     The Mortgage Loan is insured by the Secretary pursuant to Section 221(d) (4) of the National Housing Act, as amended.
D.     The Mortgage Loan is evidenced by a Mortgage Note dated as of July 27, 2010 in the original principal amount of $31,800,400.00 executed by the Mortgagor in favor of the Mortgagee (the "Note") and is secured, inter alia, by (i) an Open-End Mortgage Deed executed by the Mortgagor in favor of the Mortgagee (the "Mortgage "), which Mortgage was recorded on July 27, 2010 in the Official Records of Franklin County, Ohio in Instrument Number 201002720094998 and (ii) a Security Agreement dated as of July 27, 2010 executed by the Mortgagor in favor of the Mortgagee (the "Security Agreement").
E.     In connection with the Mortgage Loan, the Mortgagor and the Secretary entered into a certain Regulatory Agreement Multifamily Housing Projects dated as of July 27, 2010 and recorded on July 27, 2010 in the Official Records of Franklin County, Ohio in Instrument Number 201002720094999 (the "Regulatory Agreement").
F.     The Note, Mortgage, Security Agreement, Regulatory Agreement; and all other documents executed by the Mortgagor in connection with the Mortgage Loan are hereinafter referred to as the "Loan Documents".
G.     The maximum 'insurable mortgage amount, as determined by the Secretary, with respect to the Mortgage Loan has been reduced from $31,800,400.00 to $29,322,700.00.

H.     A portion of the Property has been conveyed to the City of Hilliard for roadway and green space purposes, after which the legal description of the Property was modified to be as described on Exhibit A-1 hereto. "
Statement of Agreement.
NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, mutually exchanged, the Mortgagor, the Mortgagee, the Trustee and the Secretary agree as follows:
1.     Recitals. The foregoing recitals are hereby incorporated by reference as if fully set forth herein.
2.     Amendments to Note.
(a) The amount of the Note is reduced from $31,800,400.00 to $29,322,700.00. All references in the Note to "Thirty-One Million Eight Hundred Thousand Four" Hundred and No/100 Dollars" shall be amended to read "Twenty-Nine Million Three Hundred Twenty-Two Thousand Seven Hundred and No/100 Dollars." All references in the Note to "$31,800,400.00" shall be amended to read "$29,322,700.00".
(b) The obligation of the Mortgagor to make monthly payments of principal and/or interest as set forth in the Note is hereby amended by deleting the paragraph of the Note beginning with the words "Commencing on the first day of August, 2010 ..." and inserting in lieu thereof:
"Commencing on the first day of August, 2010 and continuing on the first day of each month thereafter up to and including August 1, 2012, interest on the outstanding principal balance. Commencing on the first day of September, 2012, monthly installments of interest and principal . shall be paid in the sum of One Hundred Fifty-Three Thousand Thirty-Seven and 50/100 Dollars ($153,037.50) each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid. In any event, the balance of the principal, if any remaining unpaid, plus accrued interest shall be due and payable on August 1, 2052. The installments of interest and principal shall be applied first to interest at the rate of five and 59/100ths percent (5.59%) per annum upon the principal sum or so much thereof as shall from time to time remain unpaid and the balance thereof shall be applied on account of principal.
(c) The Note is hereby amended so that all references to the "Mortgage" or "mortgage" contained in the Note shall be deemed to be references to the Mortgage, as modified by this Agreement.
3.     Amendments to Mortgage, Regulatory Agreement and Other Loan Documents.

(a) All references to the amount of the Mortgage Loan, Note and/or Mortgage which are contained in the Mortgage, Security Agreement, Regulatory Agreement, or any other Loan Document are changed from $31,800,400.00 to $29,322,700.00.
(b) The Mortgage, Security Agreement, Regulatory Agreement, and other Loan Documents are modified to delete the legal-description of the Property attached as Exhibit A, as applicable, and substitute in lieu therefor the legal description of the Property attached as Exhibit A-I hereto.
(c) The Mortgage, Security Agreement, Regulatory Agreement, and other Loan Documents are each hereby amended so that all references to the "Note" or "note" contained in any of said documents shall be deemed to refer to the Note, as modified by this Agreement, and any reference to the "Mortgage" or "mortgage" contained in any of said documents shall be deemed. to refer to the Mortgage, as modified by this Agreement, and any reference to the "Regulatory Agreement" or "regulatory agreement" contained in any of said documents shall be deemed to refer to the Regulatory Agreement, as modified by this Agreement, and any reference to the "Security Agreement" or "security agreement" contained in any of said documents shall be deemed to refer to the Security Agreement, as modified by this Agreement.
4.     Non-Waiver.
Nothing in this Agreement shall waive, compromise, impair or prejudice any right the Secretary may have to seek judicial recourse for any breach of the Regulatory Agreement that may have occurred prior to or may occur subsequent to the date of this Agreement. In the event that the Secretary initiates an "action for breach of the Regulatory Agreement and recovers funds, either on the Secretary's own behalf or on behalf of the Project or the Mortgagor, 'those funds may be applied, at the discretion of the Secretary, to the payment of the delinquent amount due under' the Mortgage or as a partial prepayment of the Mortgage debt.
5.     Other Provisions.
All other provisions of the Loan Documents are hereby confirmed and ratified according to their terms. Nothing herein contained shall in any manner impair the Note or the security now held for said indebtedness, or alter, waive, annul, vary or affect any provision, condition or covenant therein, except as specifically provided herein, nor affect or impair any rights, powers or remedies under the Note or Mortgage, it being the intent of the parties hereto that the terms and provisions of the Note and Mortgage shall continue in full force and effect except as modified hereby.
6.     Multiple Counterparts.
This Agreement may be executed in counterparts, each of which will be an original, but which, taken together, will constitute one and the same Agreement.
IN WITNESS WHEREOF, Mortgagor, Mortgagee, and the Secretary have executed this Agreement as of the date fIrst set forth above.

[SEE COUNTERPART SIGNATURE PAGES ATTACHED HERETO]

COUNTERPART SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT
MORTGAGOR:
HILLIARD GRAND APARTMENTS, LLC,
an Ohio limited liability company

By:	/s/ Gary L. Schottenstein
Gary L. Schottenstein, Managing Member

STATE OF FLORIDA	)
) ss:
COUNTY OF PALM BEACH	)

I, Vince Gasso, a notary public of the above county and state, certify that Gary L. Schottenstein personally came before me this day and acknowledged that he is the Managing Member of Hilliard Grand Apartments, LLC, an Ohio limited liability company, and that he as Managing Member, being authorized to do so, executed the foregoing on behalf of the limited liability company.

Witness my hand and official seal, this the 24 day of December, 2012.

/s/ Vince Gasso
Notary Public
Name: Vince Gasso
My commission expires 4-12-13

COUNTERPART SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT
MORTGAGEE:
RED MORTGAGE CAPITAL, LLC,
a Delaware limited liability company

By:	/s/ Edward H.R. Tellings,
Senior Managing Director

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

I, Julie A. Moore, a notary public of the above county and state, certify that Edward H.R. Tellings personally came before me this day and acknowledged that he is the Senior Managing Member of RED MORTGAGE CAPITAL, LLC, a Delaware limited liability company, and that he as Senior Managing Director, being authorized to do so, executed the foregoing on behalf of the limited liability company.

Witness my hand and official seal, this the 27th day of December, 2012.

/s/ Julie A. Moore
Notary Public
Name:
My commission expires

COUNTERPART SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT
SECRETARY:
SECRETARY OF HOUSING AND URBAN DEVELOPMENT,
acting by and through the Federal Housing Commissioner

By:	/s/ Chris Cook
Name:	Chris Cook
Title:	Authorized Agent

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

I, William W. Cusack, a notary public of the above county and state, certify that Chris Cook personally came before me this day and acknowledged that he/she is the duly appointed Authorized Agent of the Federal Housing Commissioner and that he/she as Authorized Agent, being authorized to do so, executed the foregoing on behalf of the Federal Housing Commissioner, for the purposes therein expressed.

Witness my hand and official seal, this the 26th day of December, 2012.

/s/ William W. Cusack
Notary Public
Name:
My commission expires
This Document prepared by:
William D.G. Baldwin
Vorys, Sater, Seymour and Pease LLP
P.O. Box 0236
Cincinnati, Ohio 45201-0236
(513) 723-4000

EXHIBIT A
Legal Description
Tract I -1.546 Acres
Situated in the State of Ohio, County of Franklin, City of Hilliard, lying in Virginia Military Survey Number 3022, and being all of the 1.547 acre tract conveyed to Jeannie M. Thivener by deed of record in Instrument Number 200702160028236 (all references are to the records of the Recorder's Office, Franklin County, Ohio) and being more particularly described as follows:
BEGINNING at a magnetic nail set on the centerline of Wilcox Road, on the westerly line of Virginia Military Survey Number 3022 and on the easterly line of Virginia Military Survey Number 3012, at the southwesterly comer of said 1.547 acre tract and at a northwesterly comer of that 33.619 acre tract conveyed to Beverly J. Wilcox, Successor Trustee by deed of record in Instrument Number 200702020020042, reference Franklin County Geodetic Survey Monument Number 6649 found South 06° 02' 50" East a distance of 379.76 feet at an angle point on the centerline of Wilcox Road;
Thence North 06° 02' 50" West, with the centerline of said Wilcox Road, the westerly line of Virginia Military Survey Number 3022 and the easterly line of Virginia Military Survey Number 3012, a distance of 274.95 feet to a magnetic nail set at the northwesterly comer of said 1.547 acre tract and at a southwesterly comer of said 33.619 acre tract, reference Franklin County Geodetic Survey Monument Number 4461 found North 06° 02' 50" West a distance of 1473.05 feet on the centerline of Wilcox Road;
Thence with the line common to said 1.547 acre tract and said 33.619 acre tract, the following courses and distances:
North 83° 56' 41" East, a distance of 244.97 feet, to a 3/4" iron pipe capped "Hockaden & Assoc." found, passing over a 3/4" iron pipe capped "Hockaden & Assoc." found at 30.00 feet;
South 06° 02' 50" East, a distance of 274.95 feet, to a 3/4" iron pipe capped "Hockaden & Assoc." found;
South 83° 56' 41" West, a distance of 244.97 feet, to the POINT OF BEGINNING, passing over a 3/4" iron pipe found at 215.03 feet, and containing 1.546 acres of land, more or less of which 0.189 acre is located in the right-of-way of Wilcox Road.
Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT INC.

The bearings herein are based on the Ohio State Plane Coordinate System South Zone as per NAD83 (1986 Adjustment). Control for bearings originated from the Franklin County Engineer's Centerline Survey Plat of Wilcox Road, Drawing 0040-01, dated March 3, 2003 showing the bearing between monuments FCGS 4461 and FCGS 6649 as being North 06° 02' 50" West, established by the Franklin County Engineering Department, using Global Positioning System procedures and equipment.
This description is based on an actual field survey performed by or under the direct supervision of Michael O. Wanchick, Registered Surveyor Number 7854 in September 2008.
Tract II -34.472 Acres
Situated in the State of Ohio, County of Franklin, City of Hilliard, lying in Virginia Military Survey Number 3022, and being all of the 33.619 acre tract conveyed to Beverly J. Wilcox, Successor Trustee by deed of record in Instrument Number 200702020020042 (all references are to the records of the Recorder's Office, Franklin County, Ohio) and being more particularly described as follows:
BEGINNING at a magnetic nail set on the centerline of Wilcox Road (width varies), on the westerly line of Virginia Military Survey Number 3022 and on the easterly line of Virginia Military Survey Number 3012, at the northwesterly comer of said 33.619 acre tract, reference Franklin County Geodetic Survey Monument Number 4461 found North 06° 02' 50" West a distance of 710.00 feet on the centerline of Wilcox Road;
Thence North 83° 39' 38" East, with the northerly line of said 33.619 acre tract, and the southerly line of Lot 1 of "Britton Central Riggins Road, Wilcox Road, Lots and Easements Dedication Plat" of record in Plat Book 109, Pages 60-63 and Instrument Number 200607110135255, a distance of 931.48 feet, to a 5/8" rebar capped "H.G. Eng. & Surveyors" found at the southeasterly comer of said Lot 1 and on the westerly line of Lot 2 of said "Britton Central Riggins Road, Wilcox Road, Lots and Easements Dedication Plat", passing over a 5/8" rebar capped "H.G. Eng & Surveyors" found at 30.09 feet;
Thence South 06° 20' 41" East, with the westerly line of said Lot 2, the westerly terminus of Riggins Road (100 feet wide) the westerly line of Lot 4 of said "Britton Central Riggins Road, Wilcox Road, Lots and Easements Dedication Plat" and the westerly line of that 10 acre tract conveyed to Hazel J. Sanderson and James E. Sanderson by deed of record in Instrument Number 199802180036269, a distance of 1527.56 feet, to an iron pin set at a southwesterly comer of said 10 acre tract, and on the northerly line of that 4.242 acre tract conveyed to Barbara Trueman by deed of record in Official Record 6580I19 and the Northern Trust Company by deed of record in Instrument Number 200212060313779, passing over a 3/4" iron pipe found at 1061.87 feet;

Thence South 61 ° 56' 06" West, with the northerly line of said 4.242 acre tract and the northerly line of that 2.340 acre tract conveyed to Stephen T. Boles, Trustee by deed of record in Instrument Number 200007170140764, a distance of 681.24 feet, to an iron pin set at the southeasterly comer of that 0.834 acre tract conveyed to Stephen T. Boles, Trustee by deed of record in Instrument Number 200201070006463, passing over a 3/4" rebar found at 385.31 feet;
Thence North 39° 32' 11" West, with the easterly line of said 0.834 acre tract, a distance of 102.45 feet, to a point in a creek and passing over an iron pin set on the bank of the creek at 82.45 feet;
Thence South 71 ° 47' 15" West, with the northerly line of said 0.834 acre tract, a distance of 257.43 feet to a magnetic nail set on the centerline of said Wilcox Road, on the westerly line of said Virginia Military Survey Number 3022 and on the easterly line of Virginia Military Survey Number 3012 (reference Franklin County Geodetic Survey Monument Number 5542 found South 05° 59' 25" East a distance of 347.75 feet at the centerline intersection of Wilcox Road and Hayden Run Road) and passing over an iron pin set at 226.73 feet on the easterly right-of-way line of said Wilcox Road;
Thence with the centerline of said Wilcox Road, the westerly line of said Virginia Military Survey Number 3022 and with the easterly line of Virginia Military Survey Number 3012, the following courses and distances:
North 05° 59' 25" West, a distance of 329.22 feet, to Franklin County Geodetic Survey Monument Number 6649 found;
North 06° 02' 50" West, a distance of 379.76 feet, to a magnetic nail set at the southwesterly comer of that 1.547 acre tract conveyed to Jeannie M. Thivener by deed of record in Instrument Number 200702160028236;
Thence with the perimeter of said 1.547 acre tract, the following courses and distances:
North 83° 56' 41" East, a distance of 244.97 feet, to a 3/4" iron pipe capped "Hockaden & Assoc." found, passing over a 3/4" iron pipe found at 29.94 feet;
North 06° 02' 50" West, a distance of 274.95 feet, to a 3/4" iron pipe capped "Hockaden & Assoc." found;
South 83° 56' 41" West, a distance of244.97 feet, to a magnetic nail set on the centerline of said Wilcox Road, on the westerly line of said Virginia Military Survey Number. 3022 and on the easterly line of Virginia Military Survey Number 3012, passing over a 3/4" iron pipe capped "Hockaden & Assoc.", found at 214.97 feet;

Thence North 06° 02' 50" West, with the centerline of said Wilcox Road, the westerly line of said Virginia Military Survey Number 3022 and the easterly line of Virginia Military Survey Number 3012, a distance of 763.05 feet, to the POINT OF BEGINNING, containing 34.472 acres of land, more or less of which 1.012 acres are located in the right-of-way of Wilcox Road.
Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT INC.
The bearings herein are based on the Ohio State Plane Coordinate System South Zone as per NAD83 (1986 Adjustment). Control for bearings originated from the Franklin County Engineer's Centerline Survey Plat of Wilcox Road, Drawing 0040-01, dated March 3, 2003 showing the bearing between monuments FCGS 4461 and FCGS 6649 as being North 06° 02' 50" West, established by the Franklin County Engineering Department, using Global Positioning System procedures and equipment.
This description is based on an actual field survey performed by or under the direct supervision of Michael O. Wanchick, Registered Surveyor Number 7854 in September 2008.